UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2019, the Board of Directors of CytRx Corporation (the “Company”) approved the Company’s 2019 Stock Incentive Plan (the “2019 Plan”). The 2019 Plan provides for the grant of non-statutory stock options, stock bonus awards and restricted stock awards (collectively, “Stock Awards”). Stock Awards may be granted under the 2019 Plan to employees, directors and consultants of the Company and its subsidiaries. The 2019 Plan replaces the Company’s 2008 Stock Incentive Plan, which has expired.

The maximum number of shares of common stock available for issuance under the 2019 Plan will be the sum of (i) 5,400,000 shares of common stock plus (ii) any shares of common stock remaining authorized but unissued or reverting back to the share reserve under the 2008 Stock Incentive Plan by reason of forfeiture, expiration or cancellation without delivery. The shares of common stock subject to Stock Awards under the 2019 Plan (including any awards granted under the 2008 Stock Incentive Plan that revert back to the share reserve) that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the 2019 Plan and be available for issuance under the 2019 Plan.

Under the 2019 Plan, the Board will have the power to accelerate the time at which a Stock Award may be exercised or the time during which a Stock Award will vest. The 2019 Plan is scheduled to terminate immediately prior to the 10th anniversary of the date it was adopted by the Board, or it may be terminated earlier by the Board. The Board may amend or modify the 2019 Plan at any time, provided that the rights of a holder of a Stock Award may not be impaired by any such amendment unless the participant consents.

The 2019 Plan is filed as an exhibit to this report and is incorporated by reference herein. The foregoing description of the 2019 Plan is subject to, and qualified in its entirety by, the provisions of the 2019 Plan.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	CytRx Corporation 2019 Stock Incentive Plan, effective November 15, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: November 15, 2019	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer

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